                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 25, 2002

                       CHASE MORTGAGE FINANCE CORPORATION
      ---------------------------------------------------------------------
                           (Exact name of registrant)

Delaware                        333-56081                   52-1495132
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


                  343 Thornall Street, Edison, NJ                08837
                  -----------------------------------------      ------------
                  (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:              (732) 205-0600

Item 5.  Other Events:


         On or about October 25, 2002, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2002-S1, Series 2002-S2, Series 2002-S3, Series 2002-S4, Series 2002-S5, Series 2002-S6, Series 2002-S7 and Series 2002-A1 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          ------------

                  20.1              Monthly Reports with respect
                                    to the October 25, 2002 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 7, 2002

                                         JPMorgan Chase Bank (f/k/a
                                         "The Chase Manhattan
                                         Bank"), As Paying Agent, on
                                         behalf of Chase Mortgage
                                         Finance Corp.


                                         By:  /s/ Andrew M. Cooper
                                         -----------------------------------
                                         Name:    Andrew M. Cooper
                                         Title:   Assistant Vice President

                                         INDEX TO EXHIBITS
                                         ----------------------------

Exhibit No.                              Description
---------------                          -----------------
20.1                                     Monthly Reports with respect to
                                         the distribution to certificateholders
                                         on October 25, 2002.